SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 23, 2008

INDEPENDENT BANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification No.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)

Registrant’s telephone number,
including area code:
(616) 527-9450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Explanatory Note:

        On October 23, 2008, a filing agent, Bowne of Boston, mistakenly submitted a Form 8-K live filing for Independent Bank Corporation/MI (CIK: 0000039311) that was actually intended for Independent Bank Corporation/MA (CIK: 0000776901). The incorrect CIK was inserted into the document submitted to the SEC by Bowne of Boston which caused this filing to be erroneously listed under an unaffiliated company. This filing was submitted in error and it should be disregarded. On October 24, 2008, Independent Bank Corporation/MI (CIK: 0000039311) submitted correspondence to the SEC, requesting that the Form 8-K filed and accepted under the accession number 0000950135-08-006637 be deleted from the SEC archives as soon as possible.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2008 ————————	INDEPENDENT BANK CORPORATION (Registrant) By /s/ Robert N. Shuster —————————————— Robert N. Shuster Executive VP and Chief Financial Officer